================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                               LIFEWAY FOODS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
      (Name of Person Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     (5)  Total fee paid:

          ----------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
     (3)  Filing Party:

          ----------------------------------------------------------------------
     (4)  Date Filed:

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================================================================================

                               LIFEWAY FOODS, INC.
                                 6431 W. OAKTON
                             MORTON GROVE, IL 60053

        NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 12, 2004
        -----------------------------------------------------------------



TO OUR STOCKHOLDERS:
--------------------

     You are invited to be present either in person or by proxy at the Annual Meeting of Stockholders of Lifeway Foods, Inc., an Illinois corporation (the "Company"), to be held at the Holiday Inn North Shore, 5300 West Touhy Avenue, Skokie, Illinois 60077, on Saturday, June 12, 2004 at 11:00 a.m. local time (the "Meeting"), to consider and act upon the following:

     1. To elect Six Directors to serve until the next meeting and until their successors are duly elected and qualified.

     2. To ratify the appointment of Gleeson, Sklar, Sawyers & Cumpata LLP as independent auditors for the next fiscal year.

     3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

          Only stockholders of Common Stock of record at the close of business on April 13, 2004 will be entitled to notice of and to vote at the Meeting. The stock transfer books of the Company will remain open.

WE INVITE EACH OF YOU TO ATTEND THE MEETING. IF YOU CANNOT ATTEND, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENVELOPE PROVIDED. NO STAMP IS NECESSARY IF MAILED IN THE UNITED STATES.


                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              Ludmila Smolyansky
                                              Chairperson of the Board
Skokie, Illinois
April 29, 2004

                               LIFEWAY FOODS, INC.

                                 PROXY STATEMENT
                                 ---------------
PROCEDURAL MATTERS
------------------

THIS PROXY STATEMENT IS FURNISHED TO THE STOCKHOLDERS OF LIFEWAY FOODS, INC., AN ILLINOIS CORPORATION (THE "COMPANY"), IN CONNECTION WITH THE SOLICITATION OF PROXIES BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY TO BE VOTED AT THE ANNUAL MEETING OF STOCKHOLDERS (THE "MEETING") TO BE HELD AT 11:00 A.M., LOCAL TIME, ON SATURDAY, JUNE 12, 2004, OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.


Stockholders of record of Common Stock of the Company at the close of business on April 13, 2004 (the "Record Date"), will be entitled to notice of and to vote at the Meeting. The Meeting will be held at the Holiday Inn North Shore, 5300 West Touhy Avenue, Skokie, Illinois 60077. Proxies received prior to the Meeting will be voted in accordance with the instructions contained in the proxy and, if no choice is specified, will be voted in favor of each of management's nominees for Director and in favor of each of management's proposals set forth in the Notice of Annual Meeting of Stockholders. A stockholder who signs and returns the enclosed proxy may revoke it at any time before it is voted by a written revocation delivered to any of the proxy holders named therein, by submitting another valid proxy bearing a later date or by attending the Meeting and voting in person. Beneficial owners wishing to vote at the Meeting who are not stockholders of record on the Company's books (e.g., persons holding in street name) must bring to the Meeting a Power of Attorney or proxy in their favor signed by the holder of record in order to be able to vote.

SOLICITATION OF PROXIES
-----------------------

This Proxy Statement and the form of proxy are first being mailed to the stockholders beginning approximately May 3, 2004. All of the costs and expenses in connection with the solicitation of proxies with respect to the matters described herein will be borne by the Company. In addition to solicitation of proxies by use of the mails, the directors, officers and investor relations staff (who will receive no compensation therefor in addition to their regular remuneration) of the Company named herein may solicit the return of proxies by telephone, telegram or personal interview. As of this date, the Company has retained Computershare Investor Services ("Computershare"), an outside firm, to print and package all proxy statements and related materials, and to solicit proxies solely from individual stockholders of record. The services provided by Computershare to the Company are expected to cost approximately $2,900.00. The Company has also retained Automatic Data Processing, Inc. ("ADP"), at an approximate cost of $1,300.00, to contact banks, brokerage houses and other custodians, nominees and fiduciaries with requests to forward copies of the proxy materials ( to their respective principals and to request instructions for voting the proxies. The expenses of such banks, brokerage houses and other custodians, nominees and fiduciaries in connection therewith are covered by the estimated fee to be paid by the Company to ADP. Action may be taken on the business to be transacted at the Meeting on the date specified in the Notice of Meeting or on any date or dates to which such Meeting may be adjourned.

VOTING OF PROXIES
-----------------

A form of proxy is enclosed for use at the Meeting if a stockholder is unable to attend in person. Each proxy may be revoked at any time thereafter by writing to the Secretary of the Company prior to the Meeting, by execution and delivery of a subsequent proxy, or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy. Shares represented by a valid proxy which if received pursuant to this solicitation and not revoked before it is exercised, will be voted as provided on the proxy at the Meeting or at any adjournment or adjournments thereof. Management intends to vote the 4,442,174 (approximately 52.7%) of Common Stock which it controls in favor of the proposals to (i) elect six Directors to serve until the next Annual Meeting or until each of their successors is duly elected and qualified and (ii) to ratify the appointment of Gleeson, Sklar, Sawyers & Cumpata LLP as independent auditors for 2004.

VOTING SECURITIES AND VOTE REQUIRED
-----------------------------------

Only holders of the 8,441,988 shares of Common Stock, no par value per share, of record at the close of business on April 13, 2004 (the "Record Date"), will be entitled to vote at the Meeting. Each holder of Common Stock is entitled to one vote for each share held by such holder. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting. Under the rules of the Securities and Exchange Commission (the "Commission"), boxes and a designated blank space are provided on the proxy card for stockholders to mark if they wish to withhold authority to vote for one or more nominees for Director or for Proposal 2. Votes withheld in connection with the election of one or more of the nominees for Director or Proposal 2 will be counted as votes cast against such individuals or Proposal 2 and will be counted toward the presence of a quorum for the transaction of business. If no direction is indicated, the proxy will be voted for the election of the nominees for Director. The form of proxy provides for withholding of votes with respect to the election of Directors and a shareholder present at the Meeting also may abstain with respect to such election.

ANNUAL REPORT ON FORM 10-KSB, AS AMENDED
----------------------------------------

This Proxy Statement is accompanied by the Company's Annual Report on Form 10-KSB, as amended by Amendment No. 1 thereto on Form 10-KSB/A, for the fiscal year ended December 31, 2003 (the "Annual Report"). Stockholders are referred to the Annual Report for information concerning the Company's business and operations, but the Annual Report is not part of the proxy soliciting materials.

PROPOSAL 1--ELECTION OF DIRECTORS
---------------------------------

Six Directors are to be elected at the Meeting. The Directors will be elected at the Meeting to serve until the next annual meeting of stockholders of the Company or until each of their successors shall be duly elected and qualified. As noted, unless otherwise indicated thereon, all proxies received will be voted in favor of the election of each of the six nominees of the Board named below as Directors of the Company. Should any of the nominees not remain a candidate for election at the date of the Meeting (which contingency is not now contemplated or foreseen by the Company), proxies solicited thereunder will be voted in favor of those nominees who do remain candidates and may be voted for substitute nominees elected by the Board. The six nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as Directors. Votes withheld from any Director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Illinois law. Each of the nominees currently is serving as a Director of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO ELECT THE DIRECTORS NOMINATED HEREIN TO SERVE, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

The names of the nominees and certain information with regard to each nominee follows:

            NAME    AGE                       POSITION                       DIRECTOR SINCE
------------------  ---  --------------------------------------------------  --------------
Ludmila Smolyansky  56   Director and Chairperson of the Board of Directors       2002
Julie Smolyansky    29   CEO, CFO, President, Treasurer and Director              2002
Pol Sikar           56   Director                                                 1986
Rick D. Salm        52   Director                                                 1986
Renzo Bernardi      66   Director                                                 1994
Thomas Kunz         46   Director                                                 1999

NOMINEES FOR ELECTION AS DIRECTORS
----------------------------------

LUDMILA SMOLYANSKY was appointed as a Director by the Board to fill a vacancy created by an increase in of the maximum number of Directors to seven and unanimously elected as the Chairperson of the Board in November 2002. For more than 20 years, Mrs. Smolyansky has been the operator of several independent delicatessen, gourmet food distributorship businesses and imported food distributorships. In 2002, prior to the commencement of her tenure as a Director, she was hired by the Company as its General Manager. Mrs. Smolyansky devotes as much time as necessary to the business of the Company and currently holds no other directorships in any other reporting company. Mrs. Smolyansky is the mother of Julie Smolyansky (the President, Chief Executive Officer (CEO), Chief Financial Officer (CFO), Treasurer and a Director of the Company) and as of April 13, 2004 was the beneficial owner of approximately 49.5% of the Company's outstanding shares.

JULIE SMOLYANSKY was appointed as a Director, and elected President, CEO, CFO and Treasurer of the Company by the Board of Directors to fill the vacancies in those positions created by the death of her father, Michael Smolyansky, in June 2002. She is a graduate with a Bachelor's degree from the University of Illinois at Chicago. Prior to her appointment, Ms. Smolyansky spent six years as the Company's Director of Sales and Marketing. She devotes as much time as necessary to the business of the Company and currently holds no other directorships in any other reporting company. Ms. Smolyansky is the daughter of Ludmila Smolyansky, the Chairperson of the Board.

POL SIKAR has been a director of the Company since its inception in February 1986. He is a graduate with a Master's degree from the Odessa State Institute of Civil Engineering in Russia. For more than 11 years he has been President and a major stockholder of Montrose Glass & Mirror Co., a company providing glass and mirror products to the wholesale and retail trade in the greater Chicago area. Mr. Sikar devotes as much time as necessary to the business of the Company. Mr. Sikar holds no other directorships in any other reporting company.

RICK D. SALM, a director of the Company since its inception in February 1986, is Executive Vice-President of the Harris Bank of Winnetka, Illinois. Mr. Salm joined the Harris Bank in 2002, after spending 20 years with the First Commercial Bank of Chicago, Illinois, and is currently in charge of commercial lending activities. Mr. Salm holds a Bachelor's degree from St. Norbert College, from which he graduated in 1974. Mr. Salm devotes as much time as necessary to the business of the Company. Mr. Salm holds no other directorships in any other reporting company.

RENZO BERNARDI has been a director of the Company since 1994. Mr. Bernardi is the president and founder of Renzo & Sons, Inc. - Dairy and Food Service Company which has been in business since 1969 (formerly, Renzo-Milk Distribution Systems). He has over 30 years of experience in the dairy distribution industry. Mr. Bernardi is a graduate of Instituto Teonico E Commerciale of Macomer, Sardinia. Mr. Bernardi devotes as much time as necessary to the business of the Company. Mr. Bernardi holds no other directorships in any other reporting company.

THOMAS KUNZ has been a director of the Company since November 1999. Mr. Kunz was designated as a director of the Company pursuant to the terms and conditions of a Stock Purchase Agreement and a Stockholders' Agreement between the Company and Danone Foods, Inc. ("Danone"). Mr. Kunz is currently the president and chief executive officer of The Dannon Company, Inc., an affiliate of Danone. In his present position, he has strategic and direct responsibilities for dairy products in the U.S. and Canada as well as world category responsibility for desserts. In 1998 Mr. Kunz took over the position as general manager of Bagley S.A., a Groupe DANONE subsidiary in Argentina and in 1995 he was appointed general manager of DANONE de Mexico. In 1991 he joined DANONE Germany as a marketing director in Munich, Germany. Mr. Kunz graduated from the University of St. Geller in Switzerland with a MBA in economics. Mr. Kunz holds no other directorships in any other reporting company.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934
--------------------------------------------------------------------

Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's officers and Directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors, and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of copies of such reports received or representations from certain reporting persons, the Company believes that, during the year ended December 31, 2003, all Section 16(a) filing requirements applicable to its officers, directors and 10% shareholders were met.

It has recently come to the attention of Management that some of the Company's Directors may not have made all required Section 16 filings in years prior to the year ended December 31, 2003. Management is in the process of identifying with the Directors any required filings that have not been made and will work with the Directors to make sure that such filings are made promptly. Management does not believe that there are a significant number of transactions by Directors that have not been made nor do such filings represent a significant number of shares.


BOARD AND COMMITTEE MEETINGS
----------------------------

During 2003, the Company's Board of Directors held one regular meeting (the Company's annual meeting of shareholders and Directors) and three special meetings. In 2003, five of six Directors attended the Company's annual meeting. Julie Smolyansky, Ludmila Smolyansky, Pol Sikar, Rick D. Salm and Renzo Bernardi attended all four meetings in person. Mr. Kunz attended the three special meetings. Shareholders of the Company may send communications to the Board of Directors via the Company's Investor Relations department, which makes such communications available to the Directors as appropriate.

The Board of Directors has an Audit Committee which currently consists of Messrs. Sikar and Salm, who are "independent" within the meaning of Rule 4200(a)(15) of the Nasdaq National Market System ("Nasdaq"). Audit Committee members are appointed by the full Board. The functions of the Audit Committee are to review the Company's internal controls, accounting policies and financial reporting practices; to review the financial statements, the arrangements for and scope of the independent audit, as well as the results of the audit engagement; and to review the services and fees of the independent auditors, including pre-approval of non-audit services, the auditors' independence, and recommend to the Board of Directors for its approval and for ratification by the stockholders the engagement of the independent auditors to serve the following year in examining the accounts of the Company. No member of the Audit Committee is a "financial expert," as defined in Item 401 of Regulation S-B. The Board examined the qualifications of its Audit Committee members and determined that the present members of the Audit Committee were sufficiently capable of performing the duties of the Audit Committee in 2003 without being "financial experts" within the definition provided in Item 401of Regulation S-B.

The Audit Committee held two meetings in 2003. Messrs. Sikar and Salm attended each meeting. At its December 2003 meeting, the Audit Committee amended its Charter in order to comply with the requirements set forth in Rule 4350(d) of the Nasdaq listing standards. Among the requirements of Rule 4350(d) is that the Audit Committee must have three members. In order to comply with the NASD listing standards the Board is compiling information on potential candidates to fill the necessary third seat. At present it is unknown whether the new member of the Audit Committee shall be a "financial expert," but potential candidates who satisfy the "financial expert" requirements of Item 401 of Regulation S-B are among those being considered by the Board.

The Board of Directors does not have a standing nominating committee, compensation committee or any committees performing similar functions. As there are only six Directors serving on the Board, it is the view of the Board that all Directors should participate in the process for the nomination and review of potential Director candidates and for the review of the Company's executive pay practices. Accordingly, Julie Smolyansky, Ludmila Smolyansky, Rick D. Salm, Renzo Bernardi, Pol Sikar and Thomas Kunz all participate in the nominating process, in the review of executive employment contracts and in review of the Company's executive compensation practices. It is the view of the Board that the participation of all Directors in the duties of nominating and compensation committees ensures not only as comprehensive as possible a review of Director candidates and executive compensation, but also that the views of independent, employee, and shareholder Directors are considered.

CODE OF ETHICS
--------------

The Board expects the Directors, as well as officers and employees, to act ethically at all times and to acknowledge their adherence to the policies comprising the Company's code of ethics set forth in Appendix B to this Proxy Statement. Lifeway will not make any personal loans or extensions of credit to Directors or executive officers. No non-employee Director may provide personal services for compensation to the Company, other than in connection with serving as a Lifeway Director. The Board will not permit any waiver of any ethics policy for any Director or executive officer. If an actual or potential conflict of interest arises for a Director, the Director shall promptly inform the CEO and the presiding Director. If a significant conflict exists and cannot be resolved, the Director should resign. All Directors will recuse themselves from any discussion or decision affecting their personal, business or professional interests. The board shall resolve any conflict of interest question involving the CEO and other Directors or officers, and the CEO shall resolve any conflict of interest issue involving any other officer of the company.


REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
-------------------------------------------------------

The Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company. The Audit Committee currently consists of two directors, Messrs. Sikar and Salm, both of whom are independent directors in accordance with the Securities and Exchange Act of 1934 and the Nasdaq listing standards. All of the Audit Committee members have an understanding of finance and accounting and are able to read and understand fundamental financial statements. To the extent Company employees are aware of any financial irregularities, the Audit Committee has been designated to receive such information in a confidential manner.

The Audit Committee reviewed and discussed the audited financial statements for fiscal year-ended December 31, 2003 with Management and the independent auditors, Gleeson, Sklar, Sawyers & Cumpata LLP ("Gleeson"). Additionally, the Audit Committee discussed with Gleeson matters as required by the Statement of Auditing Standards No. 61, which included Gleeson's judgments as to the quality not just the acceptability of the financial statements, changes in accounting policies and sensitive accounting estimates.

Gleeson provided the Audit Committee with written disclosures and a letter required by Independence Standards Board Standard No. 1 ("ISB Standards No. 1"). ISB Standards No. 1 requires (i) Gleeson to disclose in writing all relationships between Gleeson and related entities and the Company and its related entities, in Gleeson's professional judgment, that may reasonably be thought to bear on independence; (ii) confirm that, in Gleeson's professional opinion, they are independent of the Company within the meaning of the Securities Acts and (iii) discuss Gleeson's independence with the Audit Committee.

The Audit Committee amended and restated its written charter governing its actions effective December 17, 2003. The charter of the Audit Committee appears in its entirety as Appendix A to this Proxy Statement. The Audit Committee reviews and reassesses the charter annually. The Company is required to attach the charter as an appendix to the Company's proxy statement every three years.

Based on the Audit Committee's review of the year-end audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year-ended December 31, 2003.

                                                       The Audit Committee,

                                                       Rick D. Salm, Director
                                                       Pol Sikar, Director

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES
----------------------------------------------------

The Lifeway Audit Committee (the "Committee"), comprised of Messrs. Rick D. Salm and Pol Sikar, pre-approved Gleeson as the Company's independent auditor for the year-ended December 31, 2004 and has adopted the following guidelines regarding the engagement of the Company's independent auditor to perform services for the
Company:

For audit services (including statutory audit engagements as required under local country laws), the independent auditor will provide the Committee with an engagement letter during the January-March quarter of each year outlining the scope of the audit services proposed to be performed during the fiscal year. If agreed to by the Committee, this engagement letter will be formally accepted by the Committee at its first or second quarter meeting.

The independent auditor will submit to the Committee for approval an audit services fee proposal after acceptance of the engagement letter.

For non-audit services, company management will submit to the Committee for approval (during the second or third quarter of each fiscal year) the list of non-audit services that it recommends the Committee engage the independent auditor to provide for the fiscal year. Company management and the independent auditor will each confirm to the Committee that each non-audit service on the list is permissible under all applicable legal requirements. In addition to the list of planned non-audit services, a budget estimating non-audit service spending for the fiscal year will be provided. The Committee will approve both the list of permissible non-audit services and the budget for such services. The Committee will be informed routinely as to the non-audit services actually provided by the independent auditor pursuant to this pre-approval process.

To ensure prompt handling of unexpected matters, the Committee delegates to the Controller, Chief Financial Officer or Chief Executive Officer the authority to amend or modify the list of approved permissible non-audit services and fees. The Controller, Chief Financial Officer or Chief Executive Officer will report action taken to the Committee at the next Committee meeting.

The independent auditor must ensure that all audit and non-audit services provided to the Company have been approved by the Committee. The Controller or Chief Financial Officer will be responsible for tracking all independent auditor fees against the budget for such services and report at least annually to the Committee.

COMPENSATION OF DIRECTORS
-------------------------

During 2003, each outside (non-employee) director was compensated at the rate of $500 per meeting attended. Neither the employee directors (Ludmila Smolyansky and Julie Smolyansky) nor Thomas Kunz was compensated as Directors during 2003.

EXECUTIVE COMPENSATION
----------------------

GENERAL

The following information discloses all plan and non-plan compensation awarded to, earned by, or paid to Julie Smolyansky (CEO, CFO, President, Treasurer and Director) for all services rendered in all capacities to the Company and its subsidiaries during the year ended December 31, 2003. Except for Julie Smolyansky, no other employee of the Company served as the CEO. Except for Julie Smolyansky, no executive officer of the Company had total annual salary and bonus exceeding $100,000 for the fiscal year ended December 31, 2003.

SUMMARY COMPENSATION TABLE

The following table sets forth all compensation, including bonuses, stock option awards and other payments, paid or accrued by the Company during each of the fiscal years ended December 31, 2003, 2002 and 2001 to or for the Company's Chief Executive Officer and each of the other executive officers of the Company whose total annual salary and bonus, if any, exceeded $100,000 for the year ended December 31, 2003.

                                                                   Annual Compensation
                                                         --------------------------------------
                 (a)                           (b)          (c)        (d)          (e)
              Name and                      Year Ended                          Other Annual
        Principal Position                 December 31,  Salary ($) Bonus ($)  Compensation ($)
-----------------------------------------  ------------  ---------  --------   ----------------
Julie Smolyansky, CEO, CFO, President &        2003        104,000    10,000         0
Treasurer (2)                                  2002         63,800    10,000         0

-----------------------------------------  ------------  ---------  --------   ----------------
Michael Smolyansky, CEO, CFO, President &      2002         88,000   100,000(3)      0
Treasurer (1)                                  2001        144,000         0         0

NOTES TO SUMMARY COMPENSATION TABLE

(1) Michael Smolyansky was the CEO, CFO, President and Treasurer of the Company until his death on June 9, 2002.

(2) The Board appointed Julie Smolyansky as the CEO, CFO, President and Treasurer of the Company on June 10, 2002. Until that date and since September 21, 1998 she had been Director of Sales and Marketing of the Company.

(3) The Board posthumously awarded Mr. Smolyansky's bonus to his estate in recognition of his achievements in 2002 and for his commitment and sacrifices to the Company for over 16 years.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

This table has been omitted, as Julie Smolyansky did not receive any individual grants of stock options or stock appreciation rights during 2003.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

This table has been omitted, as Julie Smolyansky does not hold any options and, therefore, did not exercise any stock options during 2003.

LONG-TERM INCENTIVE PLANS ("LTIP") - AWARDS IN LAST FISCAL YEAR

This table has been omitted, as Julie Smolyansky did not receive any awards pursuant to any LTIP during 2003.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     (1)  EMPLOYMENT CONTRACTS

          On September 12, 2002, by unanimous resolution of the Board, the Company entered into an employment agreement with Julie Smolyansky. Under this agreement, the Company agreed to pay Ms. Smolyansky a discretionary annual salary and discretionary bonus. If the Company terminates Ms. Smolyansky's employment without cause or Ms. Smolyansky terminates her employment due to good reason, then Company will pay her a lump sum equal to two years of base salary plus the aggregate of the annual bonus for which she is eligible.

     (2)  EMPLOYEE, CONSULTANTS AND SERVICE PROVIDERS BENEFIT PLAN

          On June 9, 1995, the Company filed a registration statement on Form S-8 with the Securities and Exchange Commission in connection with the "Lifeway Foods, Inc. Consulting and Services Compensation Plan" (the "Plan") covering 300,000 shares of its Common Stock. Pursuant to the Plan, the Company may issue Common Stock and/or options to purchase Common Stock to certain consultants, service providers and employees, including officers and directors, of the Company. The purpose of the Plan is to promote the best interests of the Company and its stockholders by providing a means of non-cash remuneration to eligible participants who contribute to operating progress and earning power of the Company. The Plan is administered by the Company's Board of Directors or a committee consisting of three members which has the discretion to determine from time to time the eligible participants to receive an award; the number of shares of stock issuable directly or to be granted pursuant to option; the price at which the option may be exercised or the price per share in cash or cancellation of fees or other payment which the Company is liable if a direct issue of stock and all other terms on which each option shall be granted. As of December 31, 2003, a total of 65,700 shares had been issued under the Plan and no options remain outstanding. No shares were issued and no options were granted in 2003.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
--------------------------------------------------------------

The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company's Common Stock, the Company's only outstanding class of securities, as of April 13, 2004 by (a) each stockholder known by the Company to be the beneficial owner of more than five percent of the Company's Common Stock, (b) each of the Company's directors, (c) each of the Company's executive officers named in the Summary Compensation Table above and (d) all executive officers and directors of the Company as a group. The shareholders listed below have sole voting and investment power except as noted.

 NAME AND ADDRESS (1)      AMOUNT AND NATURE OF       PERCENT OWNED BENEFICIALLY
 OF BENEFICIAL OWNER       BENEFICIAL OWNERSHIP (2)        AND OF RECORD (3)
--------------------------------------------------------------------------------
Ludmila Smolyansky (4,5)         4,174,076 (4)                 49.5%
6431 W. Oakton St.
Morton Grove, IL 60053

Julie Smolyansky (5)             1,550,225 (6)                 18.4%
6431 W. Oakton St.
Morton Grove, IL 60053

Edward Smolyansky                1,506,323 (7)                 17.9%
6431 W. Oakton St.
Morton Grove, IL 60053

Rick D. Salm (5)                     2,400 (9)                    *
6431 W. Oakton St.
Morton Grove, IL 60053

Pol Sikar (5)                        5,500                        *
6431 W. Oakton St.
Morton Grove, IL 60053

Renzo Bernardi (5)                   9,000                        *
6431 W. Oakton St.
Morton Grove, IL 60053

Thomas Kunz (5,8)                        0                        *
120 White Plains Road
Tarrytown NY 10591

Danone Foods, Inc.               1,727,378                     20.5%
120 White Plains Road
Tarrytown NY 10591


All Directors and Officers
of the Company as a group.       4,461,918 (10)                52.9%

------------------
(1) With the exception of Thomas Kunz and Danone, the address for all Directors and stockholders listed in this table is 6431 Oakton St., Morton Grove, IL 60053.
(2) Unless otherwise indicated, all shares are directly owned and investing power is held by the persons named.
(3)  Based upon 8,441,988 shares of Common Stock outstanding as of April 13,
     2004.

(4) Mrs. Smolyansky directly owned 442,400 shares of Common Stock. Additionally, Mrs. Smolyansky is deemed to be the indirect beneficial owner of (i) 3,731,676 shares of Common Stock held in the Estate of Michael Smolyansky (the "Estate"), of which Mrs. Smolyansky is the independent executor, and (ii) 16,000 shares of Common Stock held in the Smolyansky Family Foundation, of which Mrs. Smolyansky is the Trustee.
(5) A Director or Officer of the Company. The shares of Common Stock held by officers, directors and principal shareholders listed above are "restricted securities" and, as such, are subject to limitations on resale. The shares may be sold pursuant to Rule 144 under the Securities Act of 1933, as amended, under certain circumstances.
(6) On April 13, 2004, Ms. Smolyansky directly owned 156,000 shares of Common Stock and was deemed to be the indirect owner of approximately 1,394,225 shares of Common Stock as an indirect pecuniary interest in one-third of the shares of Common Stock held in the Estate.
(7) On April 13, 2004, Mr. Smolyansky directly owned 112,098 shares of Common Stock and was deemed to be the indirect owner of approximately 1,394,225 shares of Common Stock as an indirect pecuniary interest in one-third of the shares of Common Stock held in the Estate.
(8) Mr. Kunz is also an officer of The Dannon Company, Inc., which is an affiliate of Danone Foods, Inc. Danone Foods, Inc. is listed on the table as the beneficial owner of 20.5% of the Common Stock of the Company.
(9) On April 13, 2004, Mr. Salm was deemed to be the indirect beneficial owner of 2,000 shares held in a custodial account for his daughter, Erica.
(10) The amount of 4,461,918 also includes 2,844 shares of Common Stock beneficially owned by Val Nikolenko, the Vice President of Operations of the Company. Neither Val Nikolenko nor Edward Smolyansky earned a salary of at least $100,000 and, accordingly, are not listed in the Summary Compensation Table. Additionally, the 4,461,918 total amount of Common Stock owned by all Company Officers and Directors includes neither the 1,394,225 shares of Common Stock indirectly owned by Julie Smolyansky nor the 1,394,225 shares owned by Edward Smolyansky as inheritance interests in the shares of Common Stock held in the Estate as this amount is included in the 3,768,676 shares of Common Stock held in the Estate and indirectly beneficially owned by Ludmila Smolyansky.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
----------------------------------------------

Michael Smolyansky, the founder and former President and Chief Execututive Officer of the Company died on June 9, 2002. On June 10, 2002, the Estate of Michael Smolyansky (the "Estate") owned 2,138,338 shares of Common Stock (equal to 4,276,676 shares of Common Stock adjusted for the two-for-one stock split on March 8, 2003). In accordance with the Illinois Probate Act of 1975 (755 ILCS ss.5-1/1 et seq.), Ludmila Smolyansky, his spouse, was appointed independent executor of the Estate on July 1, 2002 by Order of the Circuit Court of Cook County, Illinois, County Department, Probate Division, pursuant to that certain Last Will and Testament of Michael Smolyansky, dated February 2, 1990 (the "Will"). As of April 13, 2004, there were 3,715,676 shares of Common Stock held in the Estate.

On December 10, 2002, the Estate sold to the Company 47,000 shares of Common Stock (equal to 94,000 split-adjusted shares of Common Stock) at $7.20 per share pursuant to a Stock Purchase Agreement dated December 10, 2002 (the "Agreement") executed by and between the Company and the Estate. The Company entered into this transaction as part of a 50,000-share Common Stock repurchase program authorized by a resolution of its Board in 2002. The Estate used the $338,400.00 of total gross proceeds from this transaction to cover its legal and administrative expenses.

PROPOSAL 2 -- RATIFICATION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
----------------------------------------------------------------------

The Board has designated the firm of Gleeson, Sklar, Sawyers & Cumpata LLP ("Gleeson"), as independent auditors of the Company for the next fiscal year. The Audit Committee and the Company have been advised by Gleeson that neither it nor any member or associate of such firm has any relationship with the Company or with any of its affiliates other than as independent accountants and auditors.

During the two most recent fiscal years, there have been no disagreements with Gleeson on matters of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or any reportable event

Representatives of Gleeson are not expected to be present at the Meeting.

In the event that ratification of the appointment of Gleeson as the independent public accountants for the Company is not obtained at the Meeting, the Board of Directors will reconsider its appointment.

AUDIT FEES

In 2002, Gleeson billed Lifeway approximately $32,500 for professional services rendered for the audit of Lifeway's annual financial statements and review of financial statements included in Lifeway's Form 10-QSB for services that are normally provided in connection with statutory and regulatory filings or engagements in 2002.

In 2003, Gleeson billed Lifeway approximately $41,500 for professional services rendered for the audit of Lifeway's annual financial statements and review of financial statements included in Lifeway's Form 10-QSB or services that are normally provided in connection with statutory and regulatory filings or engagements in 2003.

AUDIT-RELATED FEES

In 2002, Gleeson billed Lifeway approximately $6,185 for assurance and related services that are reasonably related to the performance of the audit or review of Lifeway's financial statements.

In 2003, Gleeson billed Lifeway approximately $4,701 for assurance and related services that are reasonably related to the performance of the audit or review of Lifeway's financial statements.

TAX FEES

No professional services were rendered by Gleeson to Lifeway regarding tax advice, tax compliance and tax planning.

ALL OTHER FEES

No other fees were billed to Lifeway by Gleeson other than those described in this report.

No hours expended by Gleeson in its engagement to audit Lifeway's financial statements for the most recent fiscal year were attributable to work performed by persons other than Gleeson's full-time permanent employees. The Audit Committee has approved 100% of all services performed by Gleeson for Lifeway and disclosed above.

REQUIRED VOTE

An affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding is required for ratification of the appointment of Gleeson, Sklar, Sawyers & Cumpata LLP. Abstentions and broker non-votes are considered shares of stock present in person or represented by proxy at the Meeting and entitled to vote and are counted in determining the number of votes necessary for a majority. An abstention will therefore have the practical effect of voting against ratification of the appointment because it represents one fewer vote for ratification of the appointment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF GLEESON, SKLAR, SAWYERS & CUMPATA LLP AS THE INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR (ENDING DECEMBER 31, 2004), AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.


OTHER MATTERS
-------------

The Board of Directors knows of no other business to come before the meeting. If, however, other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares represented thereby in accordance with their best judgment.


STOCKHOLDER PROPOSALS
---------------------

Any proposal that a stockholder may desire to present to the Company's 2005 Annual Meeting of Stockholders must be received in writing by Val Nikolenko, the Secretary of the Company, on or before January 3, 2005, in order to be considered for possible inclusion in the Company's proxy materials relating to such meeting.


UNTIMELY STOCKHOLDER PROPOSALS
------------------------------

Any stockholder proposals received by the Company after January 3, 2005 shall be considered an untimely proposal. The Company, in its sole discretion, may consider untimely proposals for possible inclusion in its 2005 Annual Meeting proxy materials if such untimely proposals are received on or before March 19, 2005. Any untimely stockholder proposals received after March 19, 2005 shall not be considered for possible inclusion in the Company's 2005 Annual Meeting proxy materials.


                                                       BY ORDER OF
                                                       THE BOARD OF DIRECTORS

                                                       Ludmila Smolyansky
                                                       Chairperson of the Board

April 29, 2004

                                   APPENDIX A
                                   ----------

                              AMENDED AND RESTATED
                              --------------------
                         CHARTER OF THE AUDIT COMMITTEE
                         ------------------------------

This Amended and Restated Charter of the Board of Directors of Lifeway Foods, Inc. was adopted as of this 17th day of December, 2003 by the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Lifeway Foods, Inc. (the "Company").

I.   AUDIT COMMITTEE PURPOSE

          1. The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") of Lifeway Foods, Inc. (the "Company") to assist the Board in fulfilling its oversight responsibilities. The Committee's primary duties and responsibilities are to:

               a. Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance;

               b. Monitor the independence and performance of the Company's independent auditors and internal auditing department; and

               c. Provide an avenue of communication among the independent auditors, management, the internal auditing department and the Board.

          2. The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.  AUDIT COMMITTEE COMPOSITION AND MEETINGS

          1. The Committee shall meet the requirements of The Securities Act of 1933, as amended, The Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder by the U.S. Securities and Exchange Commission (SEC) and the Qualitative Listing Requirements for Nasdaq National Market and Nasdaq SmallCap Market Issuers applicable to the Company, as amended from time to time, regarding the composition and duties of the Committee. The Committee shall be comprised of at least three, but no more than seven directors, as determined by the Board, all of whom shall be independent directors.

          2. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. In the event the Company files reports under SEC Regulation S-K, at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

          3. Committee members shall be appointed by the Board. If the Committee Chair is not designated or present, the members of the Committee may designate a Chair by a majority vote of the Committee membership.

          4. The Committee shall meet four times annually, or more or less frequently as circumstances may dictate. The Committee Chair may prepare and/or approve an agenda in advance of each meeting, consistent with the provisions of this Charter. The Committee should meet privately in executive session at least annually with each of management, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed.

     The Committee may ask members of management or others to attend the meetings and provide pertinent information as necessary. In addition, the Committee, or at least its Chair, should communicate quarterly with the management and the independent auditors to review the Company's financial statements and significant findings based upon the independent auditors' limited review procedures.


III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

     Review Procedures

          1. Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board for approval and have the document published as an appendix to the Company's annual proxy statement at least every three years or otherwise prescribed by applicable SEC regulations.

          2. Review the Company's annual audited and quarterly unaudited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

          3. In consultation with management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses including the status of previous recommendations.

          4. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earning and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with the Statement of Auditing Standards No. 61 ("SAS 61") which requires that auditors communicate, either in writing or orally before or after the financial statements have been issued. The Chair of the Committee may represent the entire Committee for purposes of this review or in certain cases may request that the entire Committee participate.

     Independent Auditors

          5. The independent auditors are ultimately accountable to the Committee and the Board. The Committee shall review the independence and performance of the auditors and annually recommend to the Board the appointment of the independent auditors or approve any discharge of the independent auditors when circumstances warrant.

          6. Approve the fees and other significant compensation to be paid to the independent auditors. Review and approve requests for significant management consulting engagements to be performed by the independent auditors' firm and be advised of any other significant study undertaken at the request of management that is beyond the scope of the audit engagement letter.

          7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

          8. Review the independent auditors' engagement letter and audit plan -- discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

          9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to the Committee by the independent auditors in accordance with SAS 61.

          10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

          11. Discuss with management and the independent auditors the quality of the accounting principles and underlying estimates used in the preparation of the Company's financial statements.

          12. Discuss with the independent auditors the clarity of the financial disclosure practices used or proposed by the Company.

          13. Inquire as to the independent auditors' views about whether management's choices of accounting principles appear reasonable from the prospective of income, asset and liability recognition and whether those principles are common practices or are minority practices.

     Internal Audit Department and Legal Compliance

          14. Review the budget, plan, changes in plan, activities, organization structure, and qualifications of the internal audit department, as needed.

          15. Review the appointment, performance, and replacement of the senior internal audit executive.

          16. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

          17. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

     Other Audit Committee Responsibilities

          18. Annually prepare a report to shareholders as required by the SEC. The report should be included in the Company's annual proxy statement.

          19. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

          20. Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

                                   APPENDIX B
                                   ----------

                                 CODE OF ETHICS
                                 --------------

I.   Introduction

This Code of Ethics (this "Code") is applicable to the officers of Lifeway Foods, Inc. ("Lifeway"). References in this Code of Ethics to Lifeway mean Lifeway or any of its subsidiaries.

While Lifeway and its stockholders expect honest and ethical conduct in all aspects of its business from all employees, Lifeway and its stockholders expect the highest possible standards of honest and ethical conduct from its officers. The officers are setting an example for other employees and are expected to foster a culture of transparency, integrity and honesty. Compliance with this Code and all other applicable codes of business conduct or ethics adopted by the Board of Directors of Lifeway is mandatory and any violations will be addressed severely.

II.  Conflicts of Interest

Conflicts of interest are strictly prohibited as a matter of Lifeway policy. Officers must be scrupulous in avoiding any action or interest that conflicts with, or gives the appearance of a conflict with, Lifeway's interests. A "conflict of interest" exists whenever an individual's private interests in any way interfere or conflict with, or appear to interfere or conflict with, the interests of Lifeway or make, or appear to make, it difficult for the individual to perform his or her work for Lifeway objectively and effectively. Conflicts of interest arise when:

          (a) personal interests interfere, or appear to interfere, in any way, with the interests of Lifeway (for example, competetition with Lifeway);

          (b) undertakings for an officer's direct or indirect benefit or the direct or indirect benefit of a third party that is inconsistent with the interests of Lifeway (for example, causing Lifeway to engage in business transactions with a company under the control of an officer, whether solely or with friends or relatives);

          (c) an officer, or a member of an officer's family, receives improper personal benefits as a result of such officer's position in Lifeway (for example, a loan or other benefit from a third party to direct Lifeway business to a third-party).

There are other situations in which conflicts of interest may arise. Conflicts of interest may not always be clear-cut. Questions regarding conflicts of interest should be directed to the Company's Counsel.

III. Accurate Periodic Reports

Full, fair, accurate, timely and understandable disclosure (as required in the reports and other documents that filed with, or submitted to, the SEC and in our other public communications) is critical for the Company to maintain its good reputation, to comply with its obligations under the securities laws and to meet the expectations of our stockholders and other members of the investment community. Officers are to exercise the highest standard of care in preparing such reports and documents and other public communications, in accordance with the following guidelines:

          (a) all accounting records, and the reports produced from such records, must be in accordance with all applicable laws and regulations;

          (b) all accounting records must fairly and accurately reflect the transactions or occurrences to which they relate;

          (c) all accounting records must fairly and accurately reflect in reasonable detail Lifeway's assets, liabilities, revenues and expenses;

          (d) no accounting records may contain any false or intentionally misleading entries;

          (e) no transactions should be intentionally misclassified as to accounts, departments or accounting periods;

          (f) all transactions must be supported by accurate documentation in reasonable detail and recorded in the proper account and in the proper accounting period;

          (g) no material information should be concealed from the internal auditors or the independent auditors; and compliance with Lifeway's system of internal controls is required.


IV.  Compliance with Laws

Officers are expected to understand and comply with both the letter and spirit of all applicable laws and governmental rules and regulations.


V.   Reporting Violations

Officers are expected to report any violations of this Code of Ethics promptly to the Chairman of the Board of Directors.


VI.  Consequences of Non-Compliance with this Code

Violations of this Code will be reported to the Audit Committee and the Board of Directors. Failure to comply with this Code of Ethics or applicable laws, rules or regulations (including without limitation all rules and regulations of the Securities and Exchange Commission) may result in disciplinary measures, up to and including discharge from Lifeway, and any appropriate legal action.


VII. Amendment, Modification and Waiver

This Code may be amended or modified by the Board of Directors. Waivers of this Code may only be granted by the Board of Directors or a committee of the Board of Directors with specifically delegated authority. Waivers will be disclosed to stockholders as required by the Securities Exchange Act of 1934.

PROXY                                 PROXY                                PROXY


LIFEWAY FOODS, INC. PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AT THE HOLIDAY INN NORTH SHORE, 5300 WEST TOUHY AVENUE, SKOKIE, ILLINOIS, SATURDAY, JUNE 12, 2004, AT 11:00 A.M. LOCAL TIME.

The undersigned hereby appoints Ludmila Smolyansky, with full power of substitution, as proxy to vote the Common Stock of the undersigned in Lifeway Foods, Inc. at the above Annual Meeting and at any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS HEREIN SPECIFIED. IF A CHOICE IS NOT SPECIFIED, SUCH SHARES WILL BE VOTED FOR PROPOSALS 1, 2 and 3.

1.   Election of Directors:

     Nominees: Ludmila Smolyansky, Julie Smolyansky, Pol Sikar, Rick D. Salm, Renzo Bernardi and Thomas Kunz:

     [_] FOR   [_] WITHHELD

     For, except vote withheld from the following nominees:


--------------------------------------------------------------------------------


2. Ratification of Gleeson, Sklar, Sawyers & Cumpata LLP as independent auditors:

     [_] FOR   [_] AGAINST   [_] ABSTAIN


3.   Other Matters:

In his discretion, to vote with respect to any other matters that may come before the meeting or any adjournment thereof, including matters incident to its conduct.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.



-----------------------------------------         ------------------------------
SIGNATURE                                         DATED


-----------------------------------------         ------------------------------
SIGNATURE  (IF JOINTLY OWNED)                     PRINT NAME

                                                  ------------------------------
                                                  PRINT NAME  (IF JOINTLY OWNED)


NOTE: This Proxy must be signed exactly as your name appears hereon. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.